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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 1998



                                 STAFFMARK, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



      Delaware                         0-20971                 71-0788538
    ------------                     ------------             ------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




               302 East Millsap Road, Fayetteville, Arkansas 72703
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               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code (501) 973-6000
        -----------------------------------------------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

     On January 9, 1998, StaffMark, Inc. (the "Company") completed the purchase of all of the outstanding equity interests of Strategic Legal Resources, LLC, a New York limited liability company ("SLR"). SLR provides legal professionals to law firms, corporations and financial institutions and is headquartered in New York, New York. The total consideration paid for the membership interests of SLR was approximately $13.8 million, consisting of approximately $12.3 million in cash and 46,320 shares of the Company's common stock, plus a contingent earnout based upon the future performance of SLR. The purchase price was determined as a result of direct negotiations with SLR and its members.

Item 7.  Financial Statements and Exhibits


         (a) It is impracticable to provide the required financial statements for the business acquired by the registrant. The registrant will file the required financial statements for such acquired business within 60 days of the date that this Form 8-K is due.
         (b) It is impracticable to provide the required pro forma financial information for the business acquired by the registrant. The registrant will file the required pro forma financial information for such acquired business within 60 days of the date this Form 8-K is due.
         (c)   Exhibits.  The following exhibit is filed with this Form 8-K:

               2.1 Membership Interest Purchase Agreement dated as of January 9, 1998, by and among StaffMark, Inc., Elihu Gordis, Jay B. Horowitz, Eugene Greene and Kristin E. Vickery. /1/

               /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            STAFFMARK, INC.
                                                            (Registrant)


Date: January 23, 1998                            By:/s/ Terry C. Bellora
                                                     ---------------------------
                                                         Terry C. Bellora
                                                         Chief Financial Officer





                                  EXHIBIT INDEX

                  2.1 Membership Interest Purchase Agreement dated as of January 9, 1998, by and among StaffMark, Inc., Elihu Gordis, Jay B. Horowitz, Eugene Greene and Kristin E. Vickery. /1/

                  /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.


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